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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                     FORM 8K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 1996

                                 SUMMIT BANCORP
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             (Exact name of registrant as specified in its charter)


     Ohio                        33-29708                    34-1599501
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(State or other         (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification #)
incorporation)


2680 West Market Street, Akron, Ohio                              44333
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(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 330-864-8080
                                                            ------------


                                       N/A
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         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS
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         On December 31, 1996, Summit Bancorp ("Summit") issued the press release included as Exhibit 99 to this report and incorporated by reference herein, announcing the signing of a definitive agreement for the acquisition of the stock of Summit by FirstFederal Financial Services Corp. The acquisition is expected to close in July 1997, and is subject to the approval of Summit's shareholders and regulatory approval.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SUMMIT BANCORP


                                By: /s/ Jon W. Park
                                    -----------------------------------
                                    Jon W. Park
                                    Vice President and Chief Financial Officer

Date: January 8, 1997

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                                INDEX TO EXHIBITS


                                                                   Sequentially
                                                                  Numbered Page
                                                                 Where Attached
                                                             Exhibit is Located
                                                             ------------------


99     Press Release of Summit, dated December 31, 1996              5

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